SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 3, 1996

TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORP. (under a Pooling and Servicing Agreement dated as of September 1, 1996, which Trust is the Issuer of Commercial Mortgage Pass-Through Certificates, Series
1996-C1)
                       (Exact name of registrant as specified in its charter)


                                       New York
                         (State or other jurisdiction of incorporation)


    333-3885-1                                            36-4106421
  (Commission File Number)                     (IRS Employer Identification No.)

135 South LaSalle Street, Suite 1740, Chicago, IL                   60603
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (800) 246-5761


                                         Not applicable
         (Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 99 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, together with Additional Collateral Information


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MIDLAND LOAN SERVICES, L.P., not in its individual capacity, but solely as duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement, dated as of September 1, 1996

                             By: Midland Data Systems, Inc., its General Partner
                                 By:/s/ Lawrence D. Ashley
                                    Lawrence D. Ashley, Director of MBS Programs

Date: October 3, 1996





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                                 EXHIBIT INDEX

      Exhibit No.                               Description

          99 Underwriter's Statement Relating to Midland Realty Acceptance Corp., Commercial Mortgage Pass-Through
                                          Certificates, Series 1996-C1,
                                          together with Additional Collateral
                                          Information